DISPATCH MANAGEMENT SERVICES CORP.
                       INTRODUCTION TO UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS

      The following unaudited pro forma combined financial statements give effect to the acquisitions by Dispatch Management Services Corp. (the "Company") of the outstanding capital stock of the Founding Companies. The Company acquired, in separate combination transactions (the "Combinations") in exchange for cash and shares of Common Stock, certain courier firms simultaneously with and as a condition to the closing of the Company's initial public offering (the "Offering") during February 1998. The acquisitions were accounted for using the purchase method of accounting. The Company was identified as the accounting acquiror. The unaudited pro forma combined financial statements also give effect to the acquistion of Delta Air & Road Transport (Delta) which was consummated on April 7, 1998 and was accounted for using the purchase method of accounting.

      The unaudited pro forma combined balance sheet gives effect to the Combinations, the Offering, and the acquisition of Delta as if they had occurred on September 30, 1997. The unaudited pro forma combined statements of operations give effect to these transactions as if they had occurred on January 1, 1996. The purchase price has been allocated to the historical assets and liabilities based on their respective carrying values, with the exception of acquired in process research and development (R&D) activities and acquired internally developed technology, as the carrying values are deemed to represent the fair value of these assets and liabilities. The fair market value of the in process R&D and internally developed technology was determined based on a detailed analysis prepared by the Company. The allocation of the purchase price is considered preliminary until such time as the closing of the Offering and consummation of the Combinations. The Company does not anticipate that the final allocation of purchase price will differ significantly from that presented in the pro forma combined financial statements.

      The Company has preliminarily analyzed the savings that it expects to realize from reductions in salaries and certain benefits to the stockholders of the Founding Companies and Delta. To the extent the stockholders and management of the Founding Companies and Delta have agreed prospectively to reductions in salary, bonuses, and benefits, these net reductions have been reflected in the pro forma combined statement of operations. With respect to other potential cost savings, the Company has not and cannot quantify these savings. It is anticipated that these savings will be partially offset by the costs of being a publicly held company and the incremental increase in costs related to the Company's new management. However, these costs, like the savings that they offset, cannot be quantified accurately. Neither the anticipated savings nor the anticipated costs have been included in the pro forma combined financial statements of the Company.

      The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The pro forma financial data do not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact had occurred on those dates and are not necessarily representative of the Company's financial position or results of operations for any future period. Since the Founding Companies and Delta were not under common control or management, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Prospectus. See "Risk Factors" included elsewhere herein.

                       Dispatch Management Services Corp.
                        Pro Forma Combined Balance Sheet
                               September 30, 1997
                                   (Unaudited)
                                     (000's)

                  ASSETS                            DMS       West One     Aero
                                                ---------------------------------
Current assets:
  Cash and cash equivalents                          820       1,064         109
  Accounts receivable, net                            24       5,256       1,349
  Prepaid and other current assets                 3,153                     272
                                                ---------------------------------
      Total current assets                         3,997       6,320       1,730

Property and equipment, net                           32       3,169         407
Other assets                                         339         120
Goodwill, net                                        276

                                                ---------------------------------
     Total assets                                  4,644       9,609       2,137
                                                =================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                    857                     108
  Accounts payable                                             4,392         400
  Accrued expenses                                 2,534                     461
  Other current liabilities                           55                   2,884
  Payable to shareholders of founding co.

                                                ---------------------------------
     Total current liabilities                     3,446       4,392       3,853

Long-term debt, less current maturities                        2,265
Other long term liabilities                                                  675

                                                ---------------------------------
     Total liabilities                             3,446       6,657       4,528

Stockholders' equity
  Preferred Stock                                      2
  Common Stock                                         9         120         200
  Treasury stock
  Additional paid-in capital                       1,402
  Retained earnings                                 (215)      2,832      (2,591)
                                                ---------------------------------
     Total stockholders' equity                    1,198       2,952      (2,391)
                                                ---------------------------------
     Total liabilities and stockholders' equity    4,644       9,609       2,137
                                                =================================

                                                                          Security   American Eagle  Atlantic    Washington
                  ASSETS                         EarlyBird      Bullit    Despatch     Endeavors      Freight      Express
                                                ---------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                             3          71                       95             7            85
  Accounts receivable, net                          3,002         878       3,134          736           924           800
  Prepaid and other current assets                  1,456          21                       71           103           159
                                                ---------------------------------------------------------------------------
      Total current assets                          4,461         970       3,134          902         1,034         1,044

Property and equipment, net                           127          95         166          238           688           458
Other assets                                          112          13           0           31           183            36
Goodwill, net

                                                ---------------------------------------------------------------------------
     Total assets                                   4,700       1,078       3,300        1,171         1,905         1,538
                                                ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                   1,539         188                      350           260           658
  Accounts payable                                    675         181       1,998          413           696           241
  Accrued expenses                                  1,009          89                       96            68
  Other current liabilities                           254          24                      173           275           332
  Payable to shareholders of founding co.

                                                ---------------------------------------------------------------------------
     Total current liabilities                      3,477         482       1,998        1,032         1,299         1,231

Long-term debt, less current maturities             1,617         253                       40           297            83
Other long term liabilities                                                                258           122           241

                                                ---------------------------------------------------------------------------
     Total liabilities                              5,094         735       1,998        1,330         1,718         1,555

Stockholders' equity
  Preferred Stock
  Common Stock                                          5          25       1,989            1            15           249
  Treasury stock                                   (1,331)       (148)                                  (262)
  Additional paid-in capital                           69                   2,459            5            74
  Retained earnings                                   863         466      (3,146)        (165)          360          (266)
                                                ---------------------------------------------------------------------------
     Total stockholders' equity                      (394)        343       1,302         (159)          187           (17)
                                                ---------------------------------------------------------------------------
     Total liabilities and stockholders' equity     4,700       1,078       3,300        1,171         1,905         1,538
                                                ===========================================================================

                                                                               Nat'l                            1 800      Battery
                  ASSETS                          MLQ Express   Kangaroo     Messenger  Fleetfoot    Fleetway   Denver      Point
                                                 ---------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                             36           5            77         40                    47           4
  Accounts receivable, net                             817         381           435        295         218       151         143
  Prepaid and other current assets                      68          15             8          3                     6           5
                                                 ---------------------------------------------------------------------------------
      Total current assets                             921         401           520        338         218       204         152

Property and equipment, net                            171         138            70        103          66        74           5
Other assets                                           100           9                       61         456        41          42
Goodwill, net

                                                 ---------------------------------------------------------------------------------
     Total assets                                    1,192         548           590        502         740       319         199
                                                 =================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                                   56                      182                   160          32
  Accounts payable                                      44          28                       12         490        29           5
  Accrued expenses                                     202                                  127                    57
  Other current liabilities                            429          82           129                               24          23
  Payable to shareholders of founding co.

                                                 ---------------------------------------------------------------------------------
     Total current liabilities                         675         166           129        321         490       270          60

Long-term debt, less current maturities                             73           383        149          23        30
Other long term liabilities                                        391                       22

                                                 ---------------------------------------------------------------------------------
     Total liabilities                                 675         630           512        492         513       300          60

Stockholders' equity
  Preferred Stock
  Common Stock                                                                     2         50         320       125
  Treasury stock                                                                           (126)
  Additional paid-in capital                            18         109                       33
  Retained earnings                                    499        (191)           76         53         (93)     (106)        139
                                                 ---------------------------------------------------------------------------------
     Total stockholders' equity                        517         (82)           78         10         227        19         139
                                                 ---------------------------------------------------------------------------------
     Total liabilities and stockholders' equity      1,192         548           590        502         740       319         199
                                                 =================================================================================

                                                     Express     Profall      1 800
                  ASSETS                            Messenger  1-800-CourLA   Boston   A&W Courier  Deadline     Zoom     A Courier
                                                 ----------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                                          42           3         133                     16          88
  Accounts receivable, net                              165         176         104         217        145       1,377         902
  Prepaid and other current assets                       12           2          12          46         19          40         114
                                                 ----------------------------------------------------------------------------------
      Total current assets                              177         220         119         396        164       1,433       1,104

Property and equipment, net                              54          70          74          59          8          47         222
Other assets                                             99                      78           2          4         415          63
Goodwill, net

                                                 ----------------------------------------------------------------------------------
     Total assets                                       330         290         271         457        176       1,895       1,389
                                                 ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                        39                      73                                900         161
  Accounts payable                                       44          24          85          86         71         498          82
  Accrued expenses                                       59          70          23                     43         157         180
  Other current liabilities                              39         561                     228         67         186           0
  Payable to shareholders of founding co.

                                                 ----------------------------------------------------------------------------------
     Total current liabilities                          181         655         181         314        181       1,741         423

Long-term debt, less current maturities                  33                                                          2          26
Other long term liabilities                               9                                                                      0

                                                 ----------------------------------------------------------------------------------
     Total liabilities                                  223         655         181         314        181       1,743         449

Stockholders' equity
  Preferred Stock
  Common Stock                                            1          10           1           3          1          19           2
  Treasury stock
  Additional paid-in capital                            106          65          89          58
  Retained earnings                                                (440)                     82         (6)        133         938
                                                 ----------------------------------------------------------------------------------
     Total stockholders' equity                         107        (365)         90         143         (5)        152         940
                                                 ----------------------------------------------------------------------------------
     Total liabilities and stockholders' equity         330         290         271         457        176       1,895       1,389
                                                 ==================================================================================

                                                                                                      Other
                                                                          S-Car-Go  Delta Air & Road Founding
                  ASSETS                           Studebaker      Zap     Courier     Transport     Companies
                                                 -------------------------------------------------------------
Current assets:
  Cash and cash equivalents                              1          12        102            18          295
  Accounts receivable, net                              79         154        254         6,441        1,047
  Prepaid and other current assets                                   9                      334           21
                                                 -------------------------------------------------------------
      Total current assets                              80         175        356         6,793        1,363

Property and equipment, net                             28          43         30         1,082          330
Other assets                                             2         108         15                         54
Goodwill, net

                                                 -------------------------------------------------------------
     Total assets                                      110         326        401         7,875        1,747
                                                 =============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                       14          13         73                        322
  Accounts payable                                       3           6         32         2,355          127
  Accrued expenses                                       8          24         62         1,885          158
  Other current liabilities                                         73         73           119           55
  Payable to shareholders of founding co.

                                                 -------------------------------------------------------------
     Total current liabilities                          25         116        240         4,359          662

Long-term debt, less current maturities                             52                                   123
Other long term liabilities                                                                 108           35

                                                 -------------------------------------------------------------
     Total liabilities                                  25         168        240         4,467          820

Stockholders' equity
  Preferred Stock
  Common Stock                                                                  1           130           34
  Treasury stock                                                                                           0
  Additional paid-in capital                                                                162          161
  Retained earnings                                     85         158        160         3,116          732
                                                 -------------------------------------------------------------
     Total stockholders' equity                         85         158        161         3,408          927
                                                 -------------------------------------------------------------
     Total liabilities and stockholders' equity        110         326        401         7,875        1,747
                                                 =============================================================

                                                 Pro Forma
                                                   Merger     Pro Forma  Offering
                  ASSETS                         Adjustments  Combined  Adjustments As adjusted
                                                 ----------------------------------------------
Current assets:
                                                                         ----------------------
  Cash and cash equivalents                        (21,700)    (18,527)    19,122         595
                                                                         ----------------------
  Accounts receivable, net                                      29,604                 29,604
                                                                         ----------------------
  Prepaid and other current assets                               5,949     (3,113)      2,836
                                                 ----------------------------------------------
      Total current assets                         (21,700)     17,026     16,009      33,035
                                                                                    -----------

                                                                                    -----------
Property and equipment, net                            273       8,327                  8,327
                                                                         ----------------------
Other assets                                                     2,383     14,664      17,047
                                                                         ----------------------
Goodwill, net                                       89,569      89,845                 89,845
                                                                                    -----------

                                                 ----------------------------------------------
     Total assets                                   68,142     117,581     30,673     148,254
                                                 ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
                                                                         ----------------------
  Short term debt                                                5,985     (1,050)      4,935
                                                                         ----------------------
  Accounts payable                                              13,017                 13,017
                                                                         ----------------------
  Accrued expenses                                               7,312     (2,534)      4,778
                                                                                    -----------
  Other current liabilities                            300       6,385                  6,385
                                                                                    -----------
  Payable to shareholders of founding co.           45,168      45,168    (45,168)          0

                                                 ----------------------------------------------
     Total current liabilities                      45,468      77,867    (48,752)     29,115

                                                                         ----------------------
Long-term debt, less current maturities             (1,669)      3,780          0       3,780
                                                                         ----------------------
Other long term liabilities                              0       1,861                  1,861
                                                                         ----------------------

                                                 ----------------------------------------------
                                                                                    -----------
     Total liabilities                              43,799      83,508    (48,752)     34,756
                                                                                    -----------

Stockholders' equity
                                                                                    -----------
  Preferred Stock                                                    2         (2)
                                                                                    -----------
  Common Stock                                      (3,270)         42         73         115
                                                                                    -----------
  Treasury stock                                     1,867
                                                                         ----------------------
  Additional paid-in capital                        30,134      34,944     79,354     114,298
                                                                         ----------------------
  Retained earnings                                 (4,388)       (915)                  (915)
                                                 ----------------------------------------------
     Total stockholders' equity                     24,343      34,073     79,425     113,498
                                                 ----------------------------------------------
     Total liabilities and stockholders' equity     68,142     117,581     30,673     148,254
                                                 ==============================================

                       Dispatch Management Services Corp.
                        Combining Statement Of Operations
                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                       DMS         West One         Aero
                                                ------------------------------------------
Revenues                                                 220        20,491          9,318
Cost of revenues                                                    13,466          5,624
                                                ------------------------------------------
  Gross profit                                           220         7,025          3,694

Operating expenses:
Sales and marketing                                        0            82            714
General and administrative expenses                      324         1,664          1,416
Other operating expenses                                   0         3,523          1,824
Depreciation and amortization                              4           333            131
                                                ------------------------------------------
  Operating income (loss)                               (108)        1,423           (391)

Other (income) expense:
  Interest expense (income)                                4           291             46
  Other, net                                               0            61             (4)
                                                ------------------------------------------
Income (loss) before provision for income taxes         (112)        1,071           (433)
Provision for income taxes                                             322
                                                ------------------------------------------
Net income (loss)                                       (112)          749           (433)
                                                ==========================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                                 Security   American Eagle
                                                   EarlyBird       Bullit        Despatch     Endeavors    Atlantic Frt
                                                -----------------------------------------------------------------------
Revenues                                              10,995         6,612          7,366         5,222          6,760
Cost of revenues                                       6,264         3,851          4,350         3,447          4,791
                                                -----------------------------------------------------------------------
  Gross profit                                         4,731         2,761          3,016         1,775          1,969

Operating expenses:
Sales and marketing                                      280           274            128         1,008            108
General and administrative expenses                      102           432            352         1,081            282
Other operating expenses                               2,255         1,710          1,526                        1,557
Depreciation and amortization                             96             5             61           130            219
                                                -----------------------------------------------------------------------
  Operating income (loss)                              1,998           340            949          (444)          (197)

Other (income) expense:
  Interest expense (income)                              355            76             29            51             50
  Other, net                                                                                        (78)           (48)
                                                -----------------------------------------------------------------------
Income (loss) before provision for income taxes        1,643           264            920          (417)          (199)
Provision for income taxes                                70            99            266          (167)          (149)
                                                -----------------------------------------------------------------------
Net income (loss)                                      1,573           165            654          (250)           (50)
                                                =======================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                Washington Exp   MLQ Express      Kangaroo   Nat'l Messenger  Fleetfoot
                                                -----------------------------------------------------------------------
Revenues                                               4,341         4,617          2,140         2,082          1,842
Cost of revenues                                       2,302         2,752          1,520         1,203          1,177
                                                -----------------------------------------------------------------------
  Gross profit                                         2,039         1,865            620           879            665

Operating expenses:
Sales and marketing                                      386           190             15            82             17
General and administrative expenses                      316         1,396            231           353            224
Other operating expenses                               1,216                          350           123            287
Depreciation and amortization                             83            54             39            15             44
                                                -----------------------------------------------------------------------
  Operating income (loss)                                 38           225            (15)          306             93

Other (income) expense:
  Interest expense (income)                               70           (36)             6                           39
  Other, net                                             (16)                          (4)                         (31)
                                                -----------------------------------------------------------------------
Income (loss) before provision for income taxes          (16)          261            (17)          306             85
Provision for income taxes                                (7)                                         5             35
                                                -----------------------------------------------------------------------
Net income (loss)                                         (9)          261            (17)          301             50
                                                =======================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                                                 Express     Profall
                                                     Fleetway      1800Denver   Battery Point   Messenger  1-800-CourLA
                                                -----------------------------------------------------------------------
Revenues                                                 922           904            657         1,447          1,235
Cost of revenues                                         418           546            334           867            606
                                                -----------------------------------------------------------------------
  Gross profit                                           504           358            323           580            629

Operating expenses:
Sales and marketing                                       29            45             19             4
General and administrative expenses                       96            49             22           276            416
Other operating expenses                                 249           359            100           217            208
Depreciation and amortization                             72            31             11            19             20
                                                -----------------------------------------------------------------------
  Operating income (loss)                                 58          (126)           171            64            (15)

Other (income) expense:
  Interest expense (income)                               16            16              2            12             19
  Other, net                                              (3)          (17)                                        (40)
                                                -----------------------------------------------------------------------
Income (loss) before provision for income taxes           45          (125)           169            52              6
Provision for income taxes
                                                -----------------------------------------------------------------------
Net income (loss)                                         45          (125)           169            52              6
                                                =======================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                     A&W
                                                  1 800 Boston     Couriers        Deadline       Zoom        A Courier
                                                -----------------------------------------------------------------------
Revenues                                               1,071         1,270            962         6,524          5,367
Cost of revenues                                         666           770            663         4,964          3,091
                                                -----------------------------------------------------------------------
  Gross profit                                           405           500            299         1,560          2,276

Operating expenses:
Sales and marketing                                       27            72            121           194            531
General and administrative expenses                       84           198            121           592            422
Other operating expenses                                 178           184            133           951          1,016
Depreciation and amortization                             35            11                          142             48
                                                -----------------------------------------------------------------------
  Operating income (loss)                                 81            35            (76)         (319)           259

Other (income) expense:
  Interest expense (income)                                7            (3)                          73             11
  Other, net                                               1                          (72)          (17)            11
                                                                                            ---------------------------
                                                -----------------------------------------------------------------------
Income (loss) before provision for income taxes           73            38             (4)         (375)           237
Provision for income taxes                                               8                                          90
                                                -----------------------------------------------------------------------
Net income (loss)                                         73            30             (4)         (375)           147
                                                =======================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                                                                Other
                                                                                  S-Car-Go  Delta Air & Road  Founding
                                                     Studebaker        Zap        Courier      Transport      Companies
                                                -----------------------------------------------------------------------
Revenues                                                 309           593          1,251        24,736          7,282
Cost of revenues                                         179           299            710        15,322          4,457
                                                -----------------------------------------------------------------------
  Gross profit                                           130           294            541         9,414          2,825

Operating expenses:
Sales and marketing                                       15            55             95           252            183
General and administrative expenses                       32            31            185         2,620            781
Other operating expenses                                  30            84            126         4,726          1,284
Depreciation and amortization                              9            10             11           244            117
                                                -----------------------------------------------------------------------
  Operating income (loss)                                 44           114            124         1,572            460

Other (income) expense:
  Interest expense (income)                                1             5              5                           51
  Other, net                                                            (2)                          (2)           106
                                                -----------------------------------------------------------------------
Income (loss) before provision for income taxes           43           111            119         1,574            303
Provision for income taxes                                                             52           479             11
                                                -----------------------------------------------------------------------
Net income (loss)                                         43           111             67         1,095            292
                                                =======================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                   Pro Forma      Pro Forma
                                                  Adjustments     Combined
                                                ---------------------------
Revenues                                                           136,536
Cost of revenues                                                    84,639
                                                ---------------------------
  Gross profit                                                      51,897

Operating expenses:
Sales and marketing                                                  4,926
General and administrative expenses                   (1,496)       12,602
Other operating expenses                                            24,216
Depreciation and amortization                          1,900         3,894
                                                ---------------------------
  Operating income (loss)                               (404)        6,259

Other (income) expense:
  Interest expense (income)                                          1,196
  Other, net                                                          (155)
                                                ---------------------------
Income (loss) before provision for income taxes         (404)        5,218
Provision for income taxes                             1,464         2,578
                                                -------------  ------------
Net income (loss)                                     (1,868)        2,640
                                                ===========================

Net income per share                                           $      0.23
                                                               ============

Shares used in computing pro forma net income
per share (See Note 5)                                          11,462,526
                                                               ============

                       Dispatch Management Services Corp.
                        Combining Statement of Operations
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                 West                            Security
                                                 One    Aero  Early Bird  Bullit Despatch
                                                -----------------------------------------
Revenues                                        24,148  10,998   22,894   7,696   9,440
Cost of Revenues                                16,029   6,333   15,860   4,639   7,146
                                                -----------------------------------------
  Gross profit                                   8,119   4,665    7,034   3,057   2,294

Operating expenses:
Sales and marketing                              1,119     900    1,072     358
General and administrative expenses              2,112     902      670     642     998
Other operating expenses                         2,838   2,853    5,436   2,116
Depreciation and amortization                      298     119      195       6
                                                -----------------------------------------
  Operating income (loss)                        1,752    (109)    (339)    (65)  1,296

Other (income) expense:
  Interest expense                                 369      56      219     107      21
  Other, net                                        (2)     34       85     (56)
                                                -----------------------------------------
Income (loss) before provision for income taxes  1,385    (199)    (643)   (116)  1,275
Provision for income taxes                         360       0        2     (33)    382
                                                -----------------------------------------
Net income (loss)                                1,025    (199)    (645)    (83)    893
                                                =========================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                              American
                                                Eagle   Atlantic  Washington   MLQ                Nat'l                       1 800
                                              Endeavors  Freight    Express  Express  Kangaroo  Messenger Fleetfoot  Fleetway Denver
                                              --------------------------------------------------------------------------------------
Revenues                                         8,536    8,728      5,800     5,310    2,650      2,413    2,172     1,048   1,247
Cost of Revenues                                 5,293    5,941      3,164     3,296    1,878      1,446    1,332       558     764
                                              --------------------------------------------------------------------------------------
  Gross profit                                   3,243    2,787      2,636     2,014      772        967      840       490     483

Operating expenses:
Sales and marketing                              1,535      105        483       233       27         86      368                58
General and administrative expenses                940      693        390       991      265        454       24       572      58
Other operating expenses                                  2,232      1,532       579      405        154      250               298
Depreciation and amortization                      174      270         91        94       50         13       66                36
                                              --------------------------------------------------------------------------------------
  Operating income (loss)                          594     (513)       140       117       25        260      132       (82)     33

Other (income) expense:
  Interest expense                                  62       83         70        43       10                  57        22      19
  Other, net                                        33       36        (18)      (38)      (2)                (34)                4
                                              --------------------------------------------------------------------------------------
Income (loss) before provision for income taxes    499     (632)        88       112       17        260      109      (104)     10
Provision for income taxes                         200     (123)        38        32                   5      (54)
                                              --------------------------------------------------------------------------------------
Net income (loss)                                  299     (509)        50        80       17        255      163      (104)     10
                                              ======================================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                              Battery  Express     Profall      800        A&W
                                               Point  Messenger  1-800-CourLA1 Boston    Couriers  Deadline  Zoom  A Courier
                                              ------------------------------------------------------------------------------
Revenues                                         732     1,612       1,212      1,343       1,560   1,177   8,404    6,020
Cost of Revenues                                 397       986         687        897         940     753   6,314    3,447
                                              ------------------------------------------------------------------------------
  Gross profit                                   335       626         525        446         620     424   2,090    2,573

Operating expenses:
Sales and marketing                               24        16                     27         102     143     173      530
General and administrative expenses               31       277         298        169         289     144     747      430
Other operating expenses                         113       246         271        231         228     143   1,317    1,093
Depreciation and amortization                     10        47          23         44          10             191       74
                                              ------------------------------------------------------------------------------
  Operating income (loss)                        157        40         (67)       (25)         (9)     (6)   (338)     446

Other (income) expense:
  Interest expense                                          16          25         16           2              63       13
  Other, net                                       3                   (64)        22          (4)     (5)    (30)     (27)
                                              ------------------------------------------------------------------------------
Income (loss) before provision for income taxes  154        24         (28)       (63)         (7)     (1)   (371)     460
Provision for income taxes                                                                      4                      174

                                              ------------------------------------------------------------------------------
Net income (loss)                                154        24         (28)       (63)        (11)     (1)   (371)     286
                                              ==============================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                            Delta Air   Other
                                                                 S-Car-Go    & Road    Founding    Pro Forma    Pro Forma
                                                Studebaker   Zap  Courier   Transport  Companies  Adjustments   Combined
                                                -------------------------------------------------------------------------
Revenues                                            342      941   1,263      29,021     8,719       (9,705)     165,721
Cost of Revenues                                    202      653     801      18,079     5,213       (8,448)     104,600
                                                -------------------------------------------------------------------------
  Gross profit                                      140      288     462      10,942     3,506       (1,257)      61,121

Operating expenses:
Sales and marketing                                  13       63      87         451       240         (769)       7,444
General and administrative expenses                  13       39     206       2,944     1,406       (1,982)      14,722
Other operating expenses                             31       42     140       5,468     1,472       (2,251)      27,237
Depreciation and amortization                        14        3      15         367       173        2,473        4,856
                                                -------------------------------------------------------------------------
  Operating income (loss)                            69      141      14       1,712       215        1,272        6,862

Other (income) expense:
  Interest expense                                    1        3       2          38        52                     1,369
  Other, net                                                                      (7)       92                        22
                                                -------------------------------------------------------------------------
Income (loss) before provision for income taxes      68      138      12       1,681        71        1,272        5,471
Provision for income taxes                                             7         543         0        1,356        2,893
                                                -------------------------------------------------------------------------
Net income (loss)                                    68      138       5       1,138        71          (84)       2,578
                                                =========================================================================
Net income per share                                                                                         $      0.22
                                                                                                             ============
Shares used in computing pro forma net income
per share (See Note 5)                                                                                        11,462,526
                                                                                                             ============

                       Dispatch Management Services Corp.
                        Combining Statement of Operations
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                    West One      Aero    EarlyBird
                                                -----------------------------------
Revenues                                             18,838       8,245     16,724
Cost of revenues                                     12,579       4,730     11,565
                                                -----------------------------------
  Gross profit                                        6,259       3,515      5,159

Operating expenses:
Sales and marketing                                      78         676        703
General and administrative expenses                   1,734       1,129        388
Other operating expenses                              2,853       1,681      4,017
Depreciation and amortization                           222          80        176
                                                -----------------------------------
  Operating income (loss)                             1,372         (51)      (125)

Other (income) expense:
  Interest expense                                      262          41        208
  Other, net                                             18          24         64
                                                -----------------------------------
Income (loss) before provision for income taxes       1,092        (116)      (397)
Provision for income taxes                              282                      2
                                                -----------------------------------
Net income (loss)                                       810        (116)      (399)
                                                ===================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                           American
                                                                Security     Eagle     Atlantic   Washington    MLQ
                                                     Bullit     Despatch   Endeavors    Freight     Express    Exprsss    Kangaroo
                                                ----------------------------------------------------------------------------------
Revenues                                              5,879       6,776      6,476       6,192       4,372      3,621       2,001
Cost of revenues                                      3,466       3,856      4,058       4,465       2,368      2,201       1,398
                                                ----------------------------------------------------------------------------------
  Gross profit                                        2,413       2,920      2,418       1,727       2,004      1,420         603

Operating expenses:
Sales and marketing                                     230         152      1,149          73         359        152          21
General and administrative expenses                     401         370        600         393         300      1,171         192
Other operating expenses                              1,613       1,341                  1,379       1,160                    296
Depreciation and amortization                             5          62        130         201          53         65          26
                                                ----------------------------------------------------------------------------------
  Operating income (loss)                               164         995        539        (319)        132         32          68

Other (income) expense:
  Interest expense                                       72          27         49          29          44        (14)          7
  Other, net                                                                     8          16         (13)                    (2)
                                                ----------------------------------------------------------------------------------
Income (loss) before provision for income taxes          92         968        482        (364)        101         46          63
Provision for income taxes                               47         274        197         (57)         43
                                                ----------------------------------------------------------------------------------
Net income (loss)                                        45         694        285        (307)         58         46          63
                                                ==================================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                     Nat'l                                         Battery   Express    Profall
                                                   Messenger   Fleetfoot    Fleetway  1-800Denver   Point   Messenger  1-800-CourLA
                                                -----------------------------------------------------------------------------------
Revenues                                              1,801       1,565        867         969         532      1,222         850
Cost of revenues                                      1,116         852        360         567         279        729         489
                                                -----------------------------------------------------------------------------------
  Gross profit                                          685         713        507         402         253        493         361

Operating expenses:
Sales and marketing                                      68          17         34          42          10         17
General and administrative expenses                     329         192         59          41          17        216         232
Other operating expenses                                124         354        277         202          81        182         166
Depreciation and amortization                            10          48         69          28           7         35          16
                                                -----------------------------------------------------------------------------------
  Operating income (loss)                               154         102         68          89         138         43         (53)

Other (income) expense:
  Interest expense                                                   44          6          15           2         12          19
  Other, net                                                        (18)                     3                                (51)
                                                -----------------------------------------------------------------------------------
Income (loss) before provision for income taxes         154          76         62          71         136         31         (21)
Provision for income taxes                                3         (61)
                                                -----------------------------------------------------------------------------------
Net income (loss)                                       151         137         62          71         136         31         (21)
                                                ===================================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                                  A&W
                                                1 800 Boston    Couriers    Deadline     Zoom      A Courier   Studebaker     Zap
                                                ----------------------------------------------------------------------------------
Revenues                                              1,023       1,171        824       6,318       4,380        244         448
Cost of revenues                                        678         683        536       4,954       2,481        140         243
                                                ----------------------------------------------------------------------------------
  Gross profit                                          345         488        288       1,364       1,899        104         205

Operating expenses:
Sales and marketing                                       6          76        103          70         305         10          49
General and administrative expenses                     109         222        103         563         292         18          20
Other operating expenses                                202         172        103         798         776         25          64
Depreciation and amortization                            36           8                    178          52          6           3
                                                ----------------------------------------------------------------------------------
  Operating income (loss)                                (8)         10        (21)       (245)        474         45          69

Other (income) expense:
  Interest expense                                       13          (3)                    34           8          1           3
  Other, net                                              1                     (3)        (28)        (20)
                                                ----------------------------------------------------------------------------------
Income (loss) before provision for income taxes         (22)         13        (18)       (251)        486         44          66
Provision for income taxes                                            2                                185
                                                ----------------------------------------------------------------------------------
Net income (loss)                                       (22)         11        (18)       (251)        301         44          66
                                                ==================================================================================

Net income per share

Shares used in computing pro forma net income per share (See Note 5)

                                                               Delta Air     Other
                                                    S-Car-Go    & Road     Founding    Pro Forma      Pro Forma
                                                     Courier   Transport   Companies  Adjustments      Combined
                                                --------------------------------------------------------------
Revenues                                                921      21,972      6,535      (6,879)        123,887
Cost of revenues                                        536      13,653      3,915      (5,941)         76,956
                                                --------------------------------------------------------------
  Gross profit                                          385       8,319      2,620        (938)         46,931

Operating expenses:
Sales and marketing                                      75         484        129        (480)          4,608
General and administrative expenses                     158       2,152        625        (792)         11,234
Other operating expenses                                102       3,996      1,250      (1,789)         21,425
Depreciation and amortization                            11         275        134       1,828           3,764
                                                --------------------------------------------------------------
  Operating income (loss)                                39       1,412        482         295           5,900

Other (income) expense:
  Interest expense                                        1                     26                         906
  Other, net                                                         (5)       142                         136
                                                --------------------------------------------------------------
Income (loss) before provision for income taxes          38       1,417        314         295           4,858
Provision for income taxes                               18         449         13       1,055           2,452
                                                --------------------------------------------------------------
Net income (loss)                                        20         968        301        (760)          2,406
                                                ===============================================================

    Net income per share                                                                           $      0.21
                                                                                                   ============

Shares used in computing pro forma net income
per share (See Note 5)                                                                              11,462,526
                                                                                                   ============

                       DISPATCH MANAGEMENT SERVICES CORP.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

Note 1--General

      Dispatch Management Services Corp. (the "Company") was recently formed to create one of the largest providers of urgent, on-demand, point-to-point delivery services in the world. The Company has conducted no operations other than in connection with the Offering, and the Combinations and acquired the Founding Companies concurrently with and as a condition to the closing of the Offering.

      The historical financial statements reflect the financial position and results of operations of the Company, the Founding Companies and Delta and were derived from the respective Founding Companies' and Delta's financial statements where indicated. Information presented for the year ended December 31, 1996 reflects the operating results of the Founding Companies and Delta for such period except that Bullit Courier Services, West One, Security Despatch, MLQ Express, Washington Express, National Messenger , Fleetway and Delta operating results are for the years ended February 28, 1997, September 30, 1996, March 31, 1997, February 28, 1997, September 30, 1996, November 30, 1996, March 31, 1997
and March 31, 1997, respectively. Information presented for the nine months ended September 30, 1996 and 1997 reflects the operating results of the Founding Companies and Delta for such period except that West One and Washington Express operating results are for the nine months ended June 30, 1996 and 1997, Fleetfoot operating results are for the nine months ended August 31, 1996 and 1997, and Delta operating results are for the nine months ended December 31, 1996 and 1997, respectively. The audited historical financial statements included elsewhere herein have been included in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 80.

Note 2--Acquistion of Founding Companies and Delta

      Concurrently and as a condition with the closing of the Offering, the Company acquired the Founding Companies in separate transactions, in exchange for cash or shares of its Common Stock or a combination of both. The acquisitions were accounted for using the purchase method of accounting with the Company being identified as the accounting acquiror. The Company acquired the outstanding stock of Delta on April 7, 1998, which was accounted for using the purchase method of accounting.

      The following table sets forth the consideration paid (the "Purchase Consideration") in cash and in shares of Common Stock to the common stockholders of each of the Founding Companies and Delta, the allocation of the consideration to net assets acquired and the resulting goodwill. For purposes of computing the estimated purchase price for accounting purposes, the value of shares is determined using an estimated fair value of $9.94 per share, which represents a discount of 25 percent from the assumed initial public offering price of $13.25 per share due to restrictions on the sale and transferability of the shares issued. The total purchase consideration does not reflect contingent consideration related to certain earn out provisions included in the definitive agreements. These arrangements provide for the Company to pay additional consideration, based on revenues and operating income targets, of up to $14.7 million in cash, over the eight quarters immediately following the closing of the Offering. When these amounts are earned they will be recorded as additional costs of the acquired companies resulting in additional goodwill.

      The purchase price has been allocated to the Company's historical assets and liabilities based on their respective carrying values, with the exception of acquired in process research and development (R&D) activities and acquired internally developed technology, as these carrying values are deemed to represent the fair market value of these assets and liabilities. The fair market value of the in process R&D and internally developed technology was determined based on a detailed analysis prepared by the Company. The Company has not allocated any of the purchase price to other identified intangible assets such as non-compete agreements and customer lists, as these assets are deemed to have nominal value and are not considered material. With respect to the customer lists, the Company has determined that virtually all of the Founding Companies and Delta operate on an "at will" basis with their customers, and consequently no value has been allocated to this asset. Additionally, the Company has entered into non-compete agreements, with Founding Company shareholders, who have also entered into employment or Brand Manager agreements, as such, management believes the non-compete agreements have nominal value. Accordingly, the Company has not allocated a portion of the purchase price to the non-compete agreements.

                       Dispatch Management Services Corp.
        Notes to the Unaudited Pro Forma Financial Statements (Continued)
                      (In Thousands, Except Share Amounts)

NOTE 2--Acquisition of Founding Companies and Delta (Continued)

                                               TOTAL CONSIDERATION
                                        ---------------------------------
                                        FAIR MARKET
                                         VALUE OF                           ADJUSTED     ALLOCATION OF
FOUNDING COMPANY              SHARES       STOCK       CASH       TOTAL    NET ASSETS   PURCHASE PRICE   GOODWILL
--------------------------  ----------  -----------  ---------  ---------  -----------  ---------------  ---------
West One..................     183,481   $   1,858   $  16,672  $  18,530   $   2,952                    $  15,578
Aero Special Delivery
  Service, Inc............     270,000       2,734         942      3,676      (2,391)                       6,067
Earlybird Courier Service,
  LLC.....................     344,370       3,487       9,373     12,860         984                       11,876
Bullit Services Inc.......     222,222       2,250       3,722      5,972         343                        5,629
Security Despatch
  Limited.................                               6,918      6,918       1,302                        5,616
American Eagle Endeavors,
  Inc.....................     315,852       3,198                  3,198        (159)                       3,357
Atlantic Freight Systems,
  Inc.....................     311,111       3,150                  3,150         187                        2,963
Washington Express
  Services, Inc...........     206,815       2,094                  2,094         (17)                       2,111
MLQ Express, Inc..........                               4,652      4,652         517                        4,135
Kangaroo Express..........      79,926         809                    809         (82)                         891
National Messenger,
  Inc.....................      89,652         908         245      1,153          78                        1,075
Fleetfoot Max, Inc........      94,756         959                    959          10                          949
Fleetway..................     149,333       1,512         842      2,354         227      $     700(a)        687
                                                                                                 740(b)
1-800Denver...............      57,333         581                    581          19                          562
Battery Point.............      31,681         321                    321          92                          229
Detroit Express...........      55,556         563                    563         107                          456
1-800Courier LAX..........      33,333         338         129        467        (365)                         832
Expressit Couriers,
  Inc.....................      47,111         477                    477          90                          387
A&W Couriers, Inc.........      55,896         566                    566         143                          423
Deadline Courier..........      68,370         692                    692          (5)                         697
Zoom Courier..............     148,148       1,500                  1,500         152                        1,348
A Courier.................     142,222       1,440       1,237      2,677         940                        1,737
Michael Studebaker, Sole
  Prop....................      13,326         135          23        158          55                          103
Chris Neil, Sole Prop
  Zap.....................      35,000         354                    354          59                          295
S-Car-Go Courier, Inc.....      47,289         479           2        481         161                          320
Other Founding
  Companies...............     313,291       3,170         411      3,581         927                        2,654
Delta                                                   21,700     21,700       3,408                       18,292
                            ----------  -----------  ---------  ---------  -----------        ------     ---------
                             3,316,074   $  33,575   $  66,868  $ 100,443   $   9,734      $   1,440     $  89,269
                            ----------  -----------  ---------  ---------  -----------        ------     ---------
                            ----------  -----------  ---------  ---------  -----------        ------     ---------

a) Represents amount allocated to in process research and development activities.

(b) Represents amount allocated to acquired internally developed technology.

                       Dispatch Management Services Corp.
     Notes to Unaudited Pro Forma Combined Financial Statements (Continued)
                      (In Thousands, Except Share Amounts)

Note 3--Unaudited Pro Forma Combined Balance Sheet Adjustements

      The following table summarizes unaudited pro forma combined balance sheet adjustments:

                                             Merger                                       Offering                          Post
                                             Adjust                           Pro Forma    Adjust                          Merger
                                              ments                             Adjust      ments                          Adjust
                     ASSETS                   ( A )     ( B )   ( C )   ( D )   ments       ( E )      ( F )      ( G )     ments
                                             ------    ------   -----   ----- ---------   --------     -----      -----    ------
Current assets:
  Cash and cash equivalents                           (21,700)                 (21,700)    80,004    (59,832)    (1,050)   19,122
  Accounts receivable, net                                                          --
  Prepaid and other current assets                                                  --     (3,113)                         (3,113)
                                             ------    ------     ---     ---   ------     ------     ------      -----    ------
      Total current assets                            (21,700)                 (21,700)    76,891    (59,832)    (1,050)   16,009

Property and equipment, net                               273                      273
Other assets                                              700    (700)              --                14,664               14,664
Goodwill, net                                          89,269             300   89,569
                                             ------    ------     ---     ---   ------     ------     ------      -----    ------

     Total assets                                      68,542    (700)    300   68,142     76,891    (45,168)    (1,050)   30,673
                                             ======    ======     ===     ===   ======     ======     ======      =====    ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short term debt                                                                   --                           (1,050)   (1,050)
  Accounts payable                                                                                                             --
  Accrued expenses                                                                  --     (2,534)                         (2,534)
  Other current liabilities                                               300      300
  Payable to shareholders of founding co.    45,168                             45,168               (45,168)             (45,168)
                                             ------    ------     ---     ---   ------     ------     ------      -----    ------

     Total current liabilities               45,168        --             300   45,468     (2,534)   (45,168)    (1,050)  (48,752)

Long-term debt, less current maturities                (1,669)                  (1,669)                                        --
Other long term liabilities                                --                       --
                                             ------    ------     ---     ---   ------     ------     ------      -----    ------

     Total liabilities                       45,168    (1,669)            300   43,799     (2,534)   (45,168)    (1,050)  (48,752)
Stockholders' equity
  Preferred Stock                                          --                       --         (2)                             (2)
  Common Stock                                         (3,270)                  (3,270)        73                              73
  Treasury stock                                        1,867                    1,867
  Additional paid-in capital                (45,168)   75,302                   30,134     79,354                          79,354
  Retained earnings                                    (3,688)   (700)          (4,388)                                        --
                                             ------    ------     ---     ---   ------     ------     ------      -----    ------
     Total stockholders' equity             (45,168)   70,211    (700)     --   24,343     79,425         --         --    79,425

     Total liabilities and
      stockholders' equity                             68,542    (700)    300   68,142     76,891    (45,168)    (1,050)   30,673
                                             ======    ======     ===     ===   ======     ======     ======      =====    ======

                       Dispatch Management Services Corp.
     Notes to Unaudited Pro Forma Combined Financial Statements (Continued)
                      (In Thousands, Except Share Amounts)

Note 3--Unaudited Pro Forma Combined Balance Sheet Adjustements (Continued)

(A) Records the liability for the cash portion of the consideration to be paid to the stockholders of the Founding Companies in connection with the Combinations.

(B) Records the purchase of the Founding Companies and Delta, consisting of $66,868 (net of $14,664 of earnout) in cash and 3,316,074 shares of common stock valued at $9.94 per share (or $33,575), for a total purchase price of $100,443. Adjustment also reflects $467 of certain assets which will not be acquired and $1,669 of certain liabilities which will not be assumed in the Combinations and the allocation of $700 of the purchase price to acquired research and development activities (in-process research and development) and $740 of acquired internally developed software at a Founding Company. The excess purchase price over the fair value of the net assets acquired is $89,269.

(C) Records the write-off of the acquired in-process research and development from a Founding Company.

(D) Records the net deferred income tax liability attributable to the temporary differences between the financial reporting and tax basis of assets and liabilities held in S Corporations of $300 at certain Founding Companies.

(E) Records the cash proceeds from the issuance of shares of DMS Common Stock net of estimated offering costs (based on assumed initial public offering of $13.25 per share) including the underwriters exercise of the overallotment option during March 1998. Offering costs primarily consist of underwriting discounts and commissions, accounting fees, legal fees and printing expenses.

(F) Records the cash portion of the consideration paid to the stockholders of the Founding Companies and Delta in connection with the Combinations ($81,532) to be paid from proceeds of the Offering and the loan receivable of $14,664 related to earnout.

(G) Records the use of a portion of the proceeds from the Offering to repaycertain indebtedness of the Company.

Note 4--Unaudied Pro Forma Combined Statements of Operations Adjustements

      The following table summarizes unaudited pro forma combined statements of operations adjustments:

---------------------------------------------------------------------------------------------------
      For the year ended December 31, 1996:
---------------------------------------------------------------------------------------------------
                                                                                          Total
                                                                                        Pro Forma
                                        ( A )   ( B )    ( C )      ( D )      ( E )    Adjustments
Revenues                                                           (9,705)                (9,705)
Cost of Revenues                                                   (8,448)                (8,448)
                                        -----     ---    -----      -----      -----       -----
  Gross profits                                                    (1,257)                (1,257)

Operating expenses:
Sales and marketing                                                  (769)                  (769)
General and administrative expenses    (1,783)   (319)                120                 (1,982)
Other operating expenses                                           (2,251)                (2,251)
Depreciation and amortization                            2,531        (58)                 2,473
                                        -----     ---    -----      -----      -----       -----
  Operating income (loss)               1,783     319   (2,531)     1,701                  1,272

Other (income) expense:
  Interest expense
  Other, net
Income (loss) before provision for
                                        -----     ---    -----      -----      -----       -----
  income taxes                          1,783     319   (2,531)     1,701                  1,272

Provision for income taxes                 --                                  1,356       1,356
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                        -----     ---    -----      -----      -----       -----
Net income (loss)                       1,783     319   (2,531)     1,701     (1,356)        (84)
                                        =====     ===    =====      =====      =====       =====

      For the nine months ended September 30, 1997:

                                                                                          Total
                                                                                        Pro Forma
                                        ( A )   ( B )    ( C )      ( D )      ( E )    Adjustments
Revenues
Cost of revenues
  Gross profit

Operating expenses:
Sales and marketing
General and administrative expenses      (875)   (621)                                    (1,496)
Other operating expenses
Depreciation and amortization                            1,900                             1,900
                                        -----     ---    -----      -----      -----       -----

  Operating income (loss)                 875     621   (1,900)                             (404)

Other (income) expense:
  Interest expense
  Other, net
Income (loss) before provision for
                                        -----     ---    -----      -----      -----       -----
income taxes                              875     621   (1,900)                             (404)

Provision for income taxes                                                     1,464       1,464
                                        -----     ---    -----      -----      -----       -----

Net income (loss)                         875     621   (1,900)               (1,464)     (1,868)
                                        =====     ===    =====      =====      =====       =====

      For the nine months ended September 30, 1996:

                                                                                          Total
                                                                                        Pro Forma
                                        ( A )   ( B )    ( C )      ( D )      ( E )    Adjustments
Revenues                                                           (6,879)                (6,879)
Cost of revenues                                                   (5,941)                (5,941)
                                        -----     ---    -----      -----      -----       -----
  Gross profit                                                       (938)                  (938)

Operating expenses:
Sales and marketing                                                  (480)                  (480)
General and administrative expenses      (600)    (67)               (125)                  (792)

Other operating expenses                                           (1,789)                (1,789)
Depreciation and amortization                            1,900        (72)                 1,828
                                        -----     ---    -----      -----      -----       -----

  Operating income (loss)                 600      67   (1,900)     1,528                    295

Other (income) expense:
  Interest expense
  Other, net
Income (loss) before provision for
                                        -----     ---    -----      -----      -----       -----
income taxes                              600      67   (1,900)     1,528                    295

Provision for income taxes                                                     1,037       1,037
                                        -----     ---    -----      -----      -----       -----

Net income (loss)                         600      67   (1,900)     1,528     (1,037)       (742)
                                        =====     ===    =====      =====      =====       =====
---------------------------------------------------------------------------------------------------

(A) Reflects the reductions in salaries, bonuses and benefits to the owners of the Founding Companies to which they have agreed prospectively.

(B) Reflects the reduction in royalty payments made by certain Founding Companies in accordance with franchise agreements which will be terminated as a result of the Combinations.

(C) Reflects the amortization of goodwill to be recorded as a result of the Combinations and the acquisition of Delta over 5 to 40-year estimated lives. The average amortization period is 33.9 years. The estimated lives were determined based on an analysis of the individual Founding Companies and Delta, which included the following factors (a) the length of time the company has been in business (b) comparable companies within the same industry and (c) the technology of the company.

(D) Reflects the disposal of a segment of a business at one Founding Company. Approximately 80% of the segment was disposed of on September 30, 1997 and management has a formal plan to dispose of the remaining portion of the segment prior to the close of the Combinations.

(E) Reflects the incremental provision for federal and state income taxes assuming all entities were subject to federal and state income tax and relating to the other statements of operations' adjustments assuming a corporate income tax rate of 38% and that a majority of the goodwill is non-deductible.

Note 5--Unaudited Pro Froma Combined Statements of Operations Adjustements (Continued)

      Includes (i) 1,246,452 shares issued to existing shareholders of the Company, (ii) 3,316,074 shares issued to the owners of the Founding Companies, and (iii) 6,900,000 shares sold in the Offering.